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        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    FEBRUARY 3, 1999
                                                    -----------------
COMMISSION FILE NUMBER:        1-6775
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                      HOWARD B. WOLF, INC.
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     (Exact name of registrant as specified in its Charter)

   Texas                                       75-0847571
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(State of or Other                           (I.R.S. Employer
  Jurisdiction of                            Identification Number)
   Incorporation)

3809 PARRY AVENUE, DALLAS, TEXAS                   75226-1753
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(Address of principal executive offices)            (Zip Code)

                         (214) 823-9941
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     (Registrant's telephone number, including area code

                         Not applicable
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(Former name or former address, if changed since last report)

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     There is incorporated herein by reference a press release dated February 3, 1999, included as Exhibit 99.1.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.


ITEM 5. OTHER EVENTS.

On February 3, 1999, at a special meeting (the "Special
Meeting") of the Board of Directors of the Company the Board of Directors unanimously adopted a Plan of Complete Liquidation and Dissolution of the Company (the "Plan"). Final approval and adoption of the Plan is subject to approval by an affirmative vote of two-thirds of the Company's common stock entitled to vote at a special meeting of the Company's shareholders which will be convened for such purpose. The Plan will be filed in due course.

The Company wishes to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to statements that my be deemed to be forward-looking statements under the Act. Such forward-looking statements may include, but are not limited to, statements regarding the liquidation of the Company's assets. The Company cautions that numerous factors could cause actual results to differ materially from any forward-looking statements made by the Company.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

        EXHIBIT NO.     DOCUMENT DESCRIPTION

          99.1          Press Release, dated February 3, 1999.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            HOWARD B. WOLF, INC.
                            --------------------------------------
                            (Registrant)

Date:  February 16, 1999     By:    /s/ EUGENE K. FRIESEN
                             ------------------------------------
                             EUGENE K. FRIESEN
                             SENIOR VICE PRESIDENT AND TREASURER
                             (principal financial and duly
                             authorized officer)



                          EXHIBIT INDEX

EXHIBIT NO.     DOCUMENT DESCRIPTION

  99.1          Press Release, dated February 3, 1999.